Exhibit 10.41

FOURTH AMENDMENT

TO

LOAN DOCUMENTS

This FOURTH AMENDMENT (this “Fourth Amendment”) to the Loan Documents (as defined in the Credit Agreement, which is defined below), dated as of March 25, 2011 is entered into by and among NCO GROUP, INC. (the “Parent Borrower”), NCO FINANCIAL SYSTEMS, INC. (the “Subsidiary Borrower” and, together with the Parent Borrower, collectively, the “Borrower”), certain Guarantors under the Credit Agreement (as defined below) (the “Guarantors”), CITIZENS BANK OF PENNSYLVANIA (“Citizens”), as Administrative Agent, Citizens Bank of Pennsylvania as sole Issuing Bank, the Required Lenders and the Swing Line Bank pursuant to the Credit Agreement.

The “Credit Agreement” is that certain Credit Agreement dated as of November 15, 2006, among Collect Acquisition Corp., the Initial Subsidiary Borrower, Collect Holdings, Inc. (now known as NCO Group, Inc.), a Delaware corporation, the Subsidiary Guarantors party thereto, the Lenders party thereto, the Issuing Banks, the Swing Line Bank, Morgan Stanley & Co. Incorporated (“MS&Co”), as collateral agent for the Secured Parties and Morgan Stanley Senior Funding, Inc. (“MSSF’) as administrative agent for the Lender Parties, as amended pursuant to the First Amendment to Credit Agreement dated as of February 8, 2008 pursuant to which certain provisions of the Credit Agreement were amended and pursuant to which Citizens replaced MS&Co and MSSF as collateral agent and administrative agent, and as further amended pursuant to the Second Amendment to Credit Agreement dated as of March 25, 2009 and the Third Amendment to Credit Agreement dated as of March 31, 2010 pursuant to which certain provisions of the Credit Agreement were amended (the “Existing Credit Agreement”), and as such Credit Agreement may be further amended, restated, supplemented or otherwise modified from time to time.  All capitalized terms not otherwise defined herein have the meanings set forth in the Credit Agreement after giving effect to this Fourth Amendment (the “As-Amended Credit Agreement”).

The Borrower has requested that the Lenders agree to certain changes to the Existing Credit Agreement and the Loan Documents.  The Lenders party hereto are agreeable to such changes on the terms and subject to the conditions set forth below.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendment and Waiver of the Credit Agreement.  The Credit Agreement is hereby amended, effective as of the Fourth Amendment Effective Date, as follows:

1.  Section 1.01 of the Credit Agreement (Certain Defined Terms) is hereby amended by inserting the following definitions in alphabetical order:

“ACH Cash Management Services” means the provision of accounts in the United States used for any automated clearing house services or any services related to such automated clearing house transactions to, for, or in respect of, any Loan Party.  For the sake of clarity, obligations in respect of ACH Cash Management Services includes, among other things, overdraft, settlement, transaction returns and similar liabilities.

“Cash Management Bank” means (a) Citizens Bank of Pennsylvania or any of its Affiliates and (b) any Person that is a Revolving Credit Lender or any Affiliate of a Revolving Credit Lender at the time it provides any ACH Cash Management Services to a Loan Party.

“Extended Revolving Credit Commitment” means, with respect to any Revolving Credit Lender at any time, the amount set forth opposite such Lender’s name on Schedule I under the caption “Extended Revolving Credit Commitment” or, if such Lender has entered into one or more Assignment and Assumptions, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “Extended Revolving Credit Commitment,” as such amount may be reduced at or prior to such time pursuant to Section 2.05.  In addition, from and after November 15, 2011, the Incremental Revolving Credit Commitment of each Increasing Lender shall be an Extended Revolving Credit Commitment.  Immediately after giving effect to the Fourth Amendment (including without limitation the reduction of the aggregate Revolving Credit Commitments occurring on the Fourth Amendment Effective Date pursuant to Section 2.05(a) but without giving effect to the Incremental Revolving Credit Commitment), the aggregate amount of the Extended Revolving Credit Commitments shall be as set forth on Schedule I.

“FACTA” means Sections 1471 through 1474 of the Internal Revenue Code and any current or future regulations or official interpretations thereof.

“Fourth Amendment” means that certain Fourth Amendment to Loan Documents dated March 25, 2011 among the Initial Borrower, the Initial Subsidiary Borrower, the Guarantors, the Agents, the Swing Line Bank, and the Lender Parties party thereto.

“Fourth Amendment Effective Date” has the meaning specified in Section 5 of the Fourth Amendment.

“Increasing Percentage” means, as to any Increasing Lender, a percentage equal to the quotient of the Maximum Increasing Amount of such Increasing Lender divided by the Maximum Increasing Amount of all Increasing Lenders.

“Incremental Revolving Credit Commitment” has the meaning set forth in Section 2.17.

“Maximum Increasing Amount” means, with respect to each Increasing Lender, the amount set forth on Schedule IA hereto as such Increasing Lender’s Maximum Increasing Amount or, if such Increasing Lender has entered into one or more Assignment and Assumptions with respect to its commitment under Section 2.17 below, as adjusted pursuant to such Assignment and Assumptions.

“Non-Extended Revolving Credit Commitment” means, with respect to any Revolving Credit Lender at any time, the Revolving Credit Commitment of such Lender that is not an Extended Revolving Credit Commitment, which immediately after the Fourth Amendment Effective Date is the amount set forth opposite such Lender’s name on Schedule I under the caption “Non-Extended Revolving Credit Commitment” or, if such Lender has entered into one or more Assignment and Assumptions, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “Non-Extended Revolving Credit Commitment,” as such amount may be reduced at or prior to such time pursuant to Section 2.05.  Immediately after giving effect to the Fourth Amendment, the aggregate amount of the Non-Extended Revolving Credit Commitments shall be as set forth on Schedule I.

“Portfolio Business Sales” has the meaning specified in Section 5.02(e).

“Secured Cash Management Agreement” means any agreement (whether written or oral) relating to ACH Cash Management Services that is entered into between any Loan Party and a Cash Management Bank; provided, that in the case of any such agreement with a Cash Management Bank other than Citizens Bank of Pennsylvania or its Affiliates, the applicable Cash Management Bank shall have delivered to the Collateral Agent and the Borrower a notice designating such agreement as a Secured Cash Management Agreement entitled to the benefits of the Collateral Documents and, in the case of a Cash Management Bank that is an Affiliate of a Revolving Credit Lender, acknowledging and agreeing to the exculpation and indemnification obligations in favor of the Agents in the Loan Documents.

2.  Section 1.01 of the Credit Agreement (Certain Defined Terms) is hereby amended to delete the following definitions in their entirety:

(i)            “Applicable Incremental Lenders”;

(ii)           “Assuming Lender”;

(iii)          “Commitment Date”;

(iv)          “Increase Date”;

(v)           “Incremental Commitment”;

(vi)          “Incremental Facility”; and

(vii)         “Initial Incremental Advance”.

3.  Section 1.01 of the Credit Agreement (Certain Defined Terms) is hereby amended as follows:

(i) The definition of “Advance” is hereby amended by deleting the following phrase:

“(including without limitation any Advance under an Incremental Facility)”

(ii) The definition of “Applicable Margin” is hereby amended by deleting such definition in its entirety and replacing such definition with the following:

“Applicable Margin” means (a) in respect of the Revolving Credit Facility with respect to Revolving Credit Advances made pursuant to Extended Revolving Credit Commitments, a percentage per annum determined by reference to the Leverage Ratio as set forth below:

Leverage Ratio	Base Rate Advances	Eurodollar Rate Advances
Level I Less than 3.0:1	4.00%	5.00%
Level II 3.0:1 or greater, but less than 4.0:1	4.25%	5.25%
Level III 4.0:1 or greater	4.50%	5.50%

(b) in respect of the Revolving Credit Facility with respect to Revolving Credit Advances made pursuant to Non-Extended Revolving Credit Commitments, a percentage per annum determined by reference to the Leverage Ratio as set forth below:

Leverage Ratio	Base Rate Advances	Eurodollar Rate Advances
Level I Less than 3.0:1	2.25%	3.25%
Level II 3.0:1 or greater, but less than 4.0:1	2.50%	3.50%
Level III 4.0:1 or greater	2.75%	3.75%

(c) in respect of the Swing Line Facility, a percentage per annum determined by reference to the Leverage Ratio as set forth above in (a) for Base Rate Advances; and

(d) in respect of the Term B Facility, a percentage per annum determined by reference to the Leverage Ratio as set forth below:

Leverage Ratio	Base Rate Advances	Eurodollar Rate Advances
Level I Less than 3.5:1.0	4.25%	5.25%
Level II 3.5:1.0 or greater	4.50%	5.50%

The Applicable Margin for each Base Rate Advance shall be determined by reference to the Leverage Ratio in effect from time to time and the Applicable Margin for each Eurodollar Rate Advance shall be determined by reference to the Leverage Ratio in effect on the first day of each Interest Period for such Advance; provided, however, that (A) no reduction in the Applicable Margin shall be effective until three Business Days after the date on which the Administrative Agent receives the financial statements required to be delivered pursuant to Section 5.03(b) or (c), as the case may be, and a certificate of the Chief Financial Officer of the Borrower demonstrating such Leverage Ratio and (B) the Applicable Margin shall be at Level III (in the case of the Revolving Credit Facility and the Swing Line Facility) and at Level II (in the case of the Term B Facility) for so long as the Borrower has not submitted to the Administrative Agent the information described in clause (A) of this proviso as and when required under Section 5.03(b) or (c), as the case may be; provided, that no increase in the Applicable Margin (other than on the Fourth Amendment Effective Date) shall be effective under this clause (B) until 5 Business Days after the date on which the Borrower receives written notice from the Administrative Agent providing the effective date of such increase and the precise reason for such increase.  On the Fourth Amendment Effective Date, the Applicable Margin for the Revolving Credit Facility and the Swing Line Facility is at Level III, and for the Term B Facility is at Level II, and shall remain at such levels until three Business Days after the Borrower delivers its next compliance certificate pursuant to Section 5.03(b) or (c) as the case may be.

(iii) The definition of “Appropriate Lender” is hereby amended by deleting the following phrase:

“(including without limitation any Incremental Facility already in effect as of such time, after giving effect to the Initial Incremental Advance, if any, which has been made with respect to such Incremental Facility), or any Incremental Facility (with respect to the Initial Incremental Advance, if any made under such Incremental Facility pursuant to Section 2.17(d)(iii))”

(iv) The definition of “Assignment and Assumption” is hereby amended by adding the following at the end thereof:  “‘Assignment and Assumption’ shall also mean any agreement that an Increasing Lender may enter into with an Eligible Assignee to assign all or part of its commitment or obligations under Section 2.17 to such Eligible Assignee.”

(v) The definition of “Commitment” is hereby amended by deleting the following phrase:

“(including without limitation any Incremental Commitments then in effect pursuant to an Incremental Facility)”

(vi) The definition of “EBITDA” is hereby amended by adding the following phrase after subclause (vii) in clause (a) in the first sentence of such definition:

“and (viii) any losses arising out of or resulting from any Portfolio Business Sale”

(vii) The definition of “EBITDA” is hereby amended by adding the following phrase after clause (c) in the first sentence of such definition:

“minus (d) any gains arising out of or resulting from any Portfolio Business Sale”

(viii) The definition of “Excess Cash Flow” is hereby amended by adding the following proviso to the end of each of subclauses (v) and (vi) of clause (a) of such definition:

“; provided, however, that any collections or proceeds received in connection with a Portfolio Business Sale shall not be included in any calculation pursuant to this provision”

(ix) The definition of “Excess Cash Flow” is hereby amended by adding the word “plus” after subclause (xii) of clause (b) of such definition, and adding the following as a new subclause (xiii) of clause (b) of such definition:

“(xiii) the aggregate amount of all fees, costs and expenses paid in connection with the negotiation, documentation, execution and/or delivery of the Fourth Amendment and any documents or certificates executed in connection therewith, or in connection with the engagement of any financial advisor by any Agent or any of its Affiliates, or at the direction or request of any of them.”

(x) The definition of “Facility” is hereby amended by deleting the following phrase:

“(including without limitation any Incremental Facility after the satisfaction or waiver of the conditions and actions prescribed in Section 2.17(d))”

(xi) The definition of “Increasing Lender” is hereby amended by deleting such definition in its entirety and replacing such definition with the following:

“Increasing Lender” means each of the Lenders set forth on Schedule IA hereto as an “Increasing Lender” and/or, if any Increasing Lender (or any subsequent assignee thereof) has entered into one or more Assignment and Assumptions with respect to, or has otherwise assigned, its commitment under Section 2.17 below, the assignee with respect thereto.

(xii) The definition of “Revolving Credit Commitment” is hereby amended by deleting such definition in its entirety and replacing such definition with the following:

“Revolving Credit Commitment” means an Extended Revolving Credit Commitment and/or a Non-Extended Revolving Credit Commitment, as the context requires, and “Revolving Credit Commitments” means both Extended Revolving Credit Commitments and Non-Extended Revolving Credit Commitments.

(xiii) The definition of “Secured Hedge Agreements” is hereby amended by deleting such definition in its entirety and replacing such definition with the following:

“Secured Hedge Agreements” means any Hedge Agreement required or permitted under Article V that is entered into by and between any Loan Party and any Hedge Bank.

(xiv) The definition of “Termination Date” is hereby amended by deleting such definition in its entirety and replacing such definition with the following:

“Termination Date” means the earlier of (a) the date of termination in whole of the Revolving Credit Commitments, the Letter of Credit Commitment and the Swing Line Commitment, pursuant to Section 2.05 or 6.01 and (b)(i) for purposes of the Non-Extended Revolving Credit Commitments, November 15, 2011 (subject to clause (a) above, the “Early Termination Date”), (ii) for purposes of the Extended Revolving Credit Commitments, the Swing Line Facility and the Letter of Credit Facility, December 31, 2012 (subject to clause (a) above, the “Final Termination Date”), and (iii) for purposes of the Term B Facility, May 15, 2013.

4.  Section 2.01(b) (The Revolving Credit Advances) is hereby amended by adding the following to the end of such section: “Notwithstanding the foregoing or anything else in this Agreement, at no time may the aggregate outstanding principal amount of the Revolving Credit Borrowings and the Swing Line Borrowings and the face amount of issued Letters of Credit exceed $75,000,000 or the amount of the Revolving Credit Commitments; provided, that if the aggregate outstanding principal amount of the Revolving Credit Borrowings and the Swing Line Borrowings and the face amount of issued Letters of Credit at any time exceeds $75,000,000 or the amount of the Revolving Credit Commitments, the Borrowers immediately shall pay to the Administrative Agent for the ratable account of the Revolving Credit Lenders the amount of such excess.”

5.  Section 2.04(b) (Revolving Credit Advances) is hereby amended and restated as follows:

(b)           Revolving Credit Advances.  The Borrower shall repay to the Administrative Agent for the ratable account of the Revolving Credit Lenders with Non-Extended Revolving Credit Commitments on the Early Termination Date the aggregate principal amount of the Revolving Credit Advances made pursuant to the Non-Extended Revolving Credit

Commitments then outstanding.  The Borrower shall repay to the Administrative Agent for the ratable account of the Revolving Credit Lenders with Extended Revolving Credit Commitments on the Final Termination Date the aggregate principal amount of the Revolving Credit Advances made pursuant to the Extended Revolving Credit Commitments then outstanding.

6.  Section 2.05(a) (Termination or Reduction of the Commitments) is hereby amended by adding the following to the end of such section:

Notwithstanding anything to the contrary in the proviso to the immediately preceding sentence, immediately after giving effect to the Fourth Amendment, the Extended Revolving Credit Commitment of each Revolving Credit Lender shall be an amount equal to seventy-five percent (75%) of the amount of such Lender’s Revolving Credit Commitment immediately prior to the effectiveness of the Fourth Amendment.  For the sake of clarity, Schedule I indicates the aggregate amount of the Extended Revolving Credit Commitments immediately after giving effect to such Fourth Amendment and any reduction of Revolving Credit Commitments effected by the Fourth Amendment is not subject to the provisions in Section 2.13.

7.  Clause (vii) of Section 2.06(b) (Prepayments; Mandatory) is hereby amended by adding the following to the end of such clause (vii):

Notwithstanding anything to the contrary herein, this Section 2.06(b)(vii) shall not apply with respect to any Portfolio Business Sales.  For the sake of clarity, the Net Cash Proceeds of any Portfolio Business Sales shall be applied as set forth in Section 5.02(e)(xiii).

8.  Section 2.08(a) (Commitment Fee) is hereby amended by deleting therein the phrase “at the rate of 1/2 of 1% per annum” and replacing it with the following phrase: “(i) at the rate of 0.75% per annum for each Revolving Credit Lender in respect of its Extended Revolving Credit Commitment and (ii) at the rate of 0.50% per annum for each Revolving Credit Lender in respect of its Non-Extended Revolving Credit Commitment, in each case”.

9.  Section 2.08(b)(i) (Letter of Credit Fees, Etc.) is amended by deleting therein the phrase “the Applicable Margin for Eurodollar Rate Advances under the Revolving Credit Facility” and replacing it with the following phrase: “(x) for each Revolving Credit Lender in respect of its Extended Revolving Credit Commitment, at the Applicable Margin for Eurodollar Rate Advances under the Revolving Credit Facility with respect to Revolving Credit Advances made pursuant to Extended Revolving Credit Commitments and (y) for each Revolving Credit Lender in respect of its Non-Extended Revolving Credit Commitment, at the Applicable Margin for Eurodollar Rate Advances under the Revolving Credit Facility with respect to Revolving Credit Advances made pursuant to Non-Extended Revolving Credit Commitments”

10.  Section 2.10 (Increased Costs, Etc.) is hereby amended by adding the following clause (e) immediately following clause (d) of such section:

“(e) Notwithstanding anything in this Section 2.10 to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “change in law”, regardless of the date enacted, adopted or issued.”

11.  Section 2.12 (Taxes) is hereby amended by adding the following clause (h) immediately following clause (g) of such section:

“(h)         If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Taxes imposed by FATCA if the Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), the Lender shall deliver to the Administrative Agent and the Borrower, at the time or times prescribed by law and at such other time or times reasonably requested by the Administrative Agent or the Borrower, the documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Code) and the additional documentation reasonably requested by the Administrative Agent or the Borrower as may be necessary for the Administrative Agent or the Borrower to comply with its obligations under FATCA, to determine that the Lender has or has not complied with the Lender’s obligations under FATCA, or to determine the amount to deduct and withhold from the payment. For all purposes of this Agreement, the term “Taxes” shall not include any Taxes imposed on any “withholdable payment” payable under any Loan Document as a result of the failure of the recipient to satisfy the applicable requirements as set forth in FATCA. Solely for purposes of this Section 2.12(h), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.”

12.  Section 2.17 (Incremental Facilities) is hereby deleted in its entirety and replaced with the following:

Section 2.17.          Increasing Lenders.  On November 15, 2011, at the request of the Parent, but subject to satisfaction of each of the conditions specified below, each of the Increasing Lenders shall increase its Extended Revolving Credit Commitment by an amount (such increased amount being an “Incremental Revolving Credit Commitment”) equal to the product of (a) the Increasing Percentage of such Increasing Lender multiplied by (b) the aggregate amount of the Non-Extended Revolving Credit Commitments on November 14, 2011, but in any event, not to exceed the Maximum Increasing Amount of such Increasing Lender; provided, that the Incremental Revolving Credit Commitments of all Increasing Lenders shall not exceed the excess of $75,000,000 over the amount of the Extended Revolving Credit Commitments immediately prior to giving effect to the increase under this Section 2.17.  No Increasing Lender may assign any commitment or obligation under this Section 2.17, except to an Eligible Assignee pursuant to the execution and delivery of an Assignment and Assumption (it being understood that the foregoing shall not restrict any participations in the same).  The obligation of an Increasing Lender in this Section 2.17 is subject to the satisfaction of each of the following conditions:

(A)          No Default or Event of Default shall have then occurred and be continuing or be caused thereby and the Loan Parties shall have delivered the financial statements and applicable certification and schedule required by Section 5.03(c) of the Credit Agreement for the quarter ended September 30, 2011 which shall show compliance as of the end of such quarter with the financial covenants set forth in Section 5.04 of the Credit Agreement;

(B)           The representations and warranties set forth in the Loan Documents shall be true and correct both immediately before and immediately after giving effect to the transactions contemplated by this Section 2.17 and there shall have occurred no Material Adverse Effect since December 31, 2010;

(C)           Contemporaneously with the increase of the Extended Revolving Credit Commitments pursuant to this Section 2.17, the Revolving Credit Advances in respect of the Non-Extended Revolving Credit Commitments shall have been fully repaid and the Non-Extended Revolving Credit Commitments shall have been permanently reduced to $0.

(D)          Solely with respect to any particular Increasing Lender, there shall have been no amendment, waiver or consent of or in respect of this Agreement after the Fourth Amendment Effective Date unless the Increasing Lender shall have consented thereto;

(E)           The Administrative Agent shall have received a certificate of Parent making the request contemplated by this Section 2.17;

(F)           The Administrative Agent shall have received a written certification from the chief financial officers of the Parent and the Initial Subsidiary Borrower, in their capacities as officers, covering the matters described in the definition of “Senior Indebtedness” under the Senior Subordinated Indenture;

(G)           The Parent shall have paid the reasonable and documented out-of-pocket costs and expenses of the Agents required by the Credit Agreement, including all costs and expenses related to the effectiveness of the transactions contemplated by this Section 2.17 and including specifically the reasonable and documented out-of-pocket costs and expenses of the Agents in respect of their counsel and such third-party financial advisors as may be reasonably utilized, if any, by the Agents in connection with the administration of the Credit Agreement; and

(H)          The Parent shall have delivered a customary opinion of counsel in form and substance reasonably satisfactory to the Administrative Agent, together with such replacement promissory notes,

good standing certificates, incumbency certificates, board resolutions and other documentation as the Administrative Agent may reasonably request.

The Lenders authorize the Agents to enter into, in their name and on their behalf, such other amendments to the Loan Documents as may be necessary or proper to carry out the purposes of this Section 2.17.

13.  Section 5.02(e) (Sales, Etc. of Assets) is hereby amended by deleting the word “and” at the end of subsection (xi), adding the word “and” at the end of subsection (xii) and adding the following subsection (xiii) to the end thereof:

(xiii)         sales, transfers or other dispositions of any assets or businesses associated with the Portfolio Management Business or Portfolio Management Assets, or sales, transfers or other dispositions of Equity Interests of or in any Person that owns Portfolio Management Assets or conducts Portfolio Management Business, including without limitation any Equity Interests of Portfolio Management Subsidiaries and/or Portfolio JV’s (collectively, “Portfolio Business Sales”); provided that any such sale, transfer or other disposition shall be made at a price that would be paid in an arm’s-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy, as determined in good faith by the Parent’s board of directors, whose determination shall be conclusive if evidenced by a resolution of the board of directors; provided further that all of the Net Cash Proceeds of such dispositions shall promptly be used to prepay principal amounts outstanding under the Term B Facility pursuant to Section 2.06(b)(ii)(A), without giving effect to the proviso in clause (a) of the definition of Net Cash Proceeds.

14.  Section 5.02(o) (Capital Expenditures) is hereby amended for each Fiscal Year Ending referenced below by replacing the applicable rows in the table in such Section with the following:

Fiscal Year Ending In	Amount
December 31, 2011	$50,000,000
December 31, 2012 and thereafter	$50,000,000

15.  Section 5.04(a) (Leverage Ratio) is hereby amended for each Measurement Period referenced below by replacing the applicable rows for such Measurement Period in the table in such Section with the following:

Measurement Period Ending	Ratio
March 31, 2011	6.75:1
June 30, 2011	6.75:1
September 30, 2011	6.50:1
December 31, 2011	6.30:1
March 31, 2012	5.75:1

For the sake of clarity, there is no change to the Ratio for any Measurement Period after March 31, 2012.

16.  Section 5.04(b) (Interest Coverage Ratio) is hereby amended for each Measurement Period referenced below by replacing the applicable rows in the table in such Section with the following:

Measurement Period:	Ratio
March 31, 2011	1.60:1
June 30, 2011	1.65:1
September 30, 2011	1.70:1
December 31, 2011	1.75:1
March 31, 2012	1.90:1

For the sake of clarity, there is no change to the Ratio for any Measurement Period after March 31, 2012.

17.  Section 8.01(a) (Guaranty; Limitation of Liability) is hereby amended by:

(i) adding the following phrase immediately after the phrase “and the Secured Hedge Agreements” in the first sentence of such Section 8.01(a):

“and the Secured Cash Management Agreements”

and

(ii) adding the following phrase immediately after the phrase “or the Secured Hedge Agreements” in the second sentence of such Section 8.01(a):

“and the Secured Cash Management Agreements”

18.  Schedule I.  Schedule I to the Credit Agreement is hereby amended by deleting the column with the caption “Revolving Credit Commitment” and replacing it with the two columns with the captions “Extended Revolving Credit Commitment” and “Non-Extended Revolving Credit Commitment” on Schedule I attached to this Fourth Amendment.

19.  Schedule IA. Schedule IA attached to this Fourth Amendment is hereby added as a new schedule to the Credit Agreement.

20.  The Administrative Agent and the Lenders hereby waive any Default or Event of Default arising out of any breach or default of, or failure to comply with, Section 5.04(a) and/or 5.04(b) of the Credit Agreement for the Measurement Period ending December 31, 2010, and/or Section 5.03(a) of the Credit Agreement in connection therewith, and/or the obligation under Section 5.03(b) to deliver any schedules of computations in determining compliance with any of the covenants contained in Section 5.04 with respect to such Measurement Period.

SECTION 2.  Amendment of the Security Agreement.  The Security Agreement is hereby amended, effective as of the Fourth Amendment Effective Date, as follows:

1.                Section 3 of the Security Agreement (Security for Obligations) is hereby amended:

(i) by adding the following phrase immediately after the phrase “and the Secured Hedge Agreements” in the first sentence of such Section 3:

“and the Secured Cash Management Agreements”

and

(ii) by adding the following phrase immediately after the phrase “or the Secured Hedge Agreements” in the second sentence of such Section 3:

“or the Secured Cash Management Agreements”

2.  Section 20(b)(ii) of the Security Agreement (Remedies) is hereby amended by deleting clause (A) up to the proviso and replacing it with the following phrase:

“paid to the Lender Parties, the Hedge Banks and the Cash Management Banks for any amounts then owing to them, in their capacities as such, under the Loan Documents, the Secured Hedge Agreements and the Secured Cash Management Agreements ratably in accordance with the amounts then owing to the Lender Parties, the Hedge Banks and the Cash Management Banks,”

SECTION 3.  Amendment of Security Agreement Supplement.  Section 2 (Security for Obligations) of the Security Agreement Supplement dated February 29, 2008 is hereby amended, effective as of the Fourth Amendment Effective Date, as follows:

1.  by adding the following phrase immediately after the phrase “and the Secured Hedge Agreements” in the first sentence of such Section 2:

“and the Secured Cash Management Agreements”

and

2.                by adding the following phrase immediately after the phrase “or the Secured Hedge Agreements” in the second sentence of such Section 2:

“or the Secured Cash Management Agreements”

SECTION 4.  Amendment of the Intellectual Property Security Agreement.  Section 2 (Security for Obligations) of the Intellectual Property Security Agreement is hereby amended, effective as of the Fourth Amendment Effective Date:

1.  by adding the following phrase immediately after the phrase “and the Secured Hedge Agreements” in the first sentence of such Section 2:

“and the Secured Cash Management Agreements”

and

2.                by adding the following phrase immediately after the phrase “or the Secured Hedge Agreements” in the second sentence of such Section 2:

“or the Secured Cash Management Agreements”

SECTION 5.  Conditions to Effectiveness.  The effectiveness of this Fourth Amendment shall be the date on which all of the following conditions precedent have been satisfied or have been waived or deferred by Citizens as Administrative Agent (except that item (1) below may not be waived or deferred) (the “Fourth Amendment Effective Date”):

1.  RBS Citizens, N.A., acting in its capacity as the arranger for this Fourth Amendment (the “Amendment Arranger”), shall have received and delivered to the Administrative Agent from each of the Loan Parties, the Required Lenders, such number of Revolving Credit Lenders as would be necessary to satisfy the condition set forth in Section 5(6) below, the Issuing Bank and the Swing Line Bank, an executed counterpart of this Amendment signed on behalf of such Person (and the Administrative Agent shall have consented hereto as evidenced by the execution of this Amendment).

2.  The Administrative Agent shall have received (i) on behalf of each Lender who has executed this Fourth Amendment on or before 11:59 a.m. (New York time) on March 25, 2011 (which time and date may be extended by the Administrative Agent with the prior written consent of Parent Borrower (which consent may be given by e-mail)), a nonrefundable amendment fee equal to 0.25% of the sum of such Lender’s Revolving Credit Commitment (whether used or unused, and as determined as of immediately prior to giving effect to this Fourth Amendment) and outstanding Term B Advances as of the Fourth Amendment Effective Date, which fee shall be fully earned and payable on the Fourth Amendment Effective Date, (ii) on behalf of each Revolving Credit Lender who has, on or before 11:59 a.m. (New York time) on March 25, 2011 (which time and date may be extended by the Administrative Agent with the prior written consent of Parent Borrower (which consent may be given by e-mail)), executed this Fourth Amendment and irrevocably agreed in writing to extend its Revolving Credit Commitment to December 31, 2012 pursuant to this Fourth Amendment by so indicating on its signature page hereto, a nonrefundable extension fee equal to 0.75% of the amount of such Revolving Credit Lender’s Extended Revolving Credit Commitment (calculated as of immediately after giving effect to this Fourth Amendment), which fee shall be fully earned and payable on the Fourth Amendment Effective Date, (iii) on behalf of each Revolving Credit Lender who has, on or before 11:59 a.m. (New York time) on March 25, 2011 (which time and date may be extended by the Administrative Agent with the prior written consent of Parent Borrower (which consent may be given by e-mail)), executed this Fourth Amendment and irrevocably agreed in writing to become an Increasing Lender subject to the terms and conditions hereof by so indicating on the signature pages hereto, a nonrefundable Increasing Lender fee equal to 0.75% of the amount of such Revolving Credit Lender’s Maximum Increasing Amount, which fee shall be fully earned and payable on the Fourth Amendment Effective Date, and (iv) all fees due and fully earned and payable to the Amendment Arranger and all reasonable and invoiced out-of-pocket costs and expenses incurred by the Amendment Arranger and Administrative Agent on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced on or before the Fourth Amendment Effective Date, reimbursement or other payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Documents (including the reasonable fees, charges and disbursements of Drinker Biddle & Reath LLP, counsel to the Amendment Arranger, and the financial advisor (who has been approved by Parent Borrower prior to the date hereof) to Drinker Biddle & Reath LLP (in its representation of the Administrative Agent), in each case incurred in connection with this Fourth Amendment).

3.  The Administrative Agent shall have received a certificate of Parent Borrower certifying the resolutions of the board of directors (or equivalent governing bodies) of each Loan Party approving the Fourth Amendment.

4.  The Administrative Agent shall have received a written certification from the chief financial officers of the Parent Borrower and the Subsidiary Borrower, in their capacities as officers, covering the matters described in the definition of “Senior Indebtedness” under the Senior Subordinated Indenture.

5.  Immediately after giving effect to this Fourth Amendment, no Default or Event of Default shall have occurred and be continuing.

6.  Immediately after giving effect to this Fourth Amendment, there shall be at least $62,500,000 of Extended Revolving Credit Commitments plus Maximum Increasing Amounts (disregarding any conditions precedent) for all of the Increasing Lenders, in the aggregate.

SECTION 6.  Representations and Warranties.  To induce the other parties hereto to enter into this Fourth Amendment, each of the Loan Parties represents and warrants to each of the Lenders and the Administrative Agent that, as of the Fourth Amendment Effective Date:

1.  This Fourth Amendment has been duly authorized, executed and delivered by the Loan Parties and this Fourth Amendment constitutes each of the Loan Parties’ legal, valid and binding obligation, enforceable against it in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

2.  The representations and warranties of the Loan Parties set forth in each Loan Document are, after giving effect to this Fourth Amendment, true and correct in all material respects on and as of the Fourth Amendment Effective Date, or, with respect to representations and warranties that are specifically made as of an earlier date, as of such date.

3.  Immediately after giving effect to this Fourth Amendment, no Default or Event of Default has occurred and is continuing or will be caused by the Fourth Amendment.

SECTION 7.  Covenants of Borrowers.  Without limiting any of the provisions of this Fourth Amendment, all references to “Secured Obligations” or secured obligations or “Guaranteed Obligations” or guaranteed obligations or any similar term in any Collateral Document or other Loan Document shall include obligations under the Secured Cash Management Agreements, which shall have the same priority under such documents as the Advances.  The Borrowers shall, and shall cause each of the Subsidiary Guarantors, to take such action as the Collateral Agent may reasonably request to carry out the purposes of the previous sentence.

SECTION 8.  Confirmation of Security and Guarantees.  To induce the other parties hereto to enter into this Fourth Amendment, each of the Loan Parties hereby confirms that:

1.  As security for the Secured Obligations due to the Administrative Agent and the Secured Parties under the Loan Documents, Collateral Agent (for itself and for the benefit of the Secured Parties) has been granted and holds valid and perfected first-priority (subject to Liens permitted under the Loan Documents) security interests in and against, inter alia, the Collateral described in the Security Agreement.  The Loan Parties hereby reaffirm and grant to Collateral Agent, for the benefit of the Secured Parties, a security interest and lien in and against all Collateral.  The Loan Parties previously agreed, and by this Fourth amendment, reaffirm their agreement, to deliver and/or authorize the filing of Uniform Commercial Code Financing Statements by the Collateral Agent, for the benefit of the Secured Parties, to confirm and/or perfect the security interests in the Collateral, and grant power to and appoint the Collateral Agent as the Loan Parties’ attorney-in-fact to execute and record such instruments on the Loan Parties’ behalf.  The Loan Parties additionally reaffirm the grant of a security interest to the Collateral Agent, for the benefit of the Secured Parties, in the Collateral at this time

2.  Each Guarantor, jointly and severally, has absolutely, unconditionally and irrevocably guaranteed the Guaranteed Obligations and has agreed to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or any other Lender Party in enforcing any rights under its Guaranty or any other Loan Document.  The Guarantors reaffirm their absolute, unconditional and irrevocable guaranty of the Guaranteed Obligations at this time.

SECTION 9.  Effect of Amendment.  Except as expressly set forth herein, this Fourth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect (in each case as amended hereby).  Except to the extent contemplated by Section 2.17 of the As-Amended Credit Agreement, nothing herein shall be deemed to entitle the Borrower to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

Upon and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.  This Fourth Amendment is a “Loan Document.”

Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment and performance of all Obligations under and as defined therein.

SECTION 10.  Fees, Costs and Expenses.  The Borrower agrees to pay to the Amendment Arranger such fees, and to reimburse the Amendment Arranger for its reasonable out of pocket expenses in connection with this Fourth Amendment, including the reasonable fees, charges and disbursements of outside counsel to Amendment Arranger, and financial advisor (who has been approved by Parent Borrower prior to the date hereof) to outside counsel (in its representation of the Amendment Arranger), in connection with this Fourth Amendment, as has been previously agreed between the Borrower and the Amendment Arranger.

SECTION 11.  Counterparts.  This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of any executed counterpart of a signature page of this Fourth Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 12.  Acknowledgement and Consent.  Each Guarantor and the Borrower are referred to herein as a “Credit Support Party” and collectively as the “Credit Support Parties”, and the Loan Documents to which they are a party are collectively referred to herein as the “Credit Support Documents”.

Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Existing Credit Agreement and this Fourth Amendment and consents to the amendment of the Existing Credit Agreement effected pursuant to this Fourth Amendment.  Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all “Obligations” under each of the Credit Support Documents to which is a party (in each case as such terms are defined in the applicable Credit Support Document).

Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Fourth Amendment.

Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Fourth Amendment, the terms of the Existing Credit Agreement and other Credit Support Documents do not require the consent of any Credit Support Party (other than the Borrower) for the effectiveness of the amendments to the Credit Agreement effected pursuant to this Fourth Amendment and (ii) nothing in the Existing Credit Agreement, this Fourth Amendment or any other Credit Support Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the As-Amended Credit Agreement.

SECTION 13.  Applicable Law.  THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 14.  Headings.  The headings of this Fourth Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 15.  Release.  In consideration of, among other things, the Administrative Agent’s and the Lenders’ execution and delivery of this Fourth Amendment, the Borrower and each of the Guarantors, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) in respect of, and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee (as hereinafter defined) from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, damages and consequential damages,  or claims whatsoever (collectively, the “Claims”), that such Releasor has as of the date hereof, of whatsoever nature and kind, whether known or unknown, whether arising at law or in equity, against any or all of the Lender Parties, the Administrative Agent and/or the Collateral Agent in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with any or all of the Loan Documents or transactions contemplated thereby or any actions or omissions in connection therewith.  In entering into this Fourth Amendment, the Borrower and each Guarantor consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof.  The provisions of this Section shall survive the termination of this Fourth Amendment, the Credit Agreement, the other Loan Documents and payment in full of the Obligations.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective officers as of the day and year first above written.

Borrower:

NCO GROUP, INC.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Executive Vice President, Finance,
Chief Financial Officer, Treasurer and
Assistant Secretary

NCO FINANCIAL SYSTEMS, INC.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Executive
Vice President, Treasurer and
Assistant Secretary

Subsidiary Guarantors:

NCO ACI Holdings, Inc.
(f/k/a AssetCare, Inc.)

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Executive
Vice President, Treasurer and Assistant Secretary

NCO Customer Management, Inc.
(f/k/a RMH Teleservices, Inc.)

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer and Treasurer

NCO Funding, Inc.

By:	/s/ Brian H. Callahan
Name:	Brian H. Callahan
Title:	Senior Vice President and Treasurer

NCO Group International, Inc.

By:	/s/ Brian H. Callahan
Name:	Brian H. Callahan
Title:	Senior Vice President and Treasurer

NCO Holdings, Inc.
(f/k/a Management Adjustment Bureau Funding, Inc.)

By:	/s/ Brian H. Callahan
Name:	Brian H. Callahan
Title:	Senior Vice President and Treasurer

NCO Portfolio Management, Inc.,
(f/k/a NCPM Acquisition Corporation)

By:	/s/ Brian H. Callahan
Name:	Brian H. Callahan
Title:	Senior Vice President and Treasurer

NCO Support Services, LLC

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and Assistant Secretary

NCO Teleservices, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Executive
Vice President, Treasurer and
Assistant Secretary

NCOP IX, LLC

By:	/s/ Joshua Gindin
Name:	Joshua Gindin
Title:	Secretary

NCOP Financing, Inc.

By:	/s/ Brian H. Callahan
Name:	Brian H. Callahan
Title:	Senior Vice President and Treasurer

NCOP Nevada Holdings, Inc.

By:	/s/ Joshua Gindin
Name:	Joshua Gindin
Title:	Secretary

NCOP Services, Inc.

By:	/s/ Joshua Gindin
Name:	Joshua Gindin
Title:	Secretary

NCOP/Marlin, Inc.

By:	/s/ Joshua Gindin
Name:	Joshua Gindin
Title:	Secretary

RMH Teleservices Asia Pacific, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Coast to Coast Consulting, LLC

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Credit Receivables Corporation I

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Greystone Business Group, LLC

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Old OSI LLC

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

OSI Outsourcing Services, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

OSI Outsourcing Services International, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

OSI Portfolio Services, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

OSI Recovery Solutions, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

OSI SPE LLC

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Outsourcing Solutions, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

PAE Leasing, LLC

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Pacific Software Consulting, LLC

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Qualink, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Systems & Services Technologies, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Tempest Recovery Services, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Transworld Systems Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Union Settlement Administrator, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Union Settlement Administrator Holdco, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

University Accounting Service, LLC

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

AC Financial Services, Inc.

By:	/s/ Brian H. Callahan
Name:	Brian H. Callahan
Title:	Senior Vice President and Treasurer

ALW Financial, Inc.

By:	/s/ Brian H. Callahan
Name:	Brian H. Callahan
Title:	Senior Vice President and Treasurer

Compass International Services Corporation

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Executive Vice President, Treasurer and Assistant Secretary

Compass Teleservices, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Executive Vice President, Treasurer and Assistant Secretary

FCA Funding, Inc.

By:	/s/ Brian H. Callahan
Name:	Brian H. Callahan
Title:	Senior Vice President and Treasurer

FCA Leasing, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Assistant Secretary

JDR Holdings, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Treasurer and Assistant Secretary

NCOP X, LLC

By:	/s/ Joshua Gindin
Name:	Joshua Gindin
Title:	Secretary

AssetCare, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer and Treasurer

NCOP XI, LLC

By:	/s/ Joshua Gindin
Name:	Joshua Gindin
Title:	Secretary

NCOP XII, LLC

By:	/s/ Joshua Gindin
Name:	Joshua Gindin
Title:	Secretary

Total Debt Management, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and Assistant Secretary

Lenders:

FOR EACH LENDER:

NAME OF LENDER:

By:
Name:
Title:

FOR EACH REVOLVING CREDIT LENDER EXTENDING ITS REVOLVER TERMINATION DATE AND/OR BECOMING AN INCREASING LENDER:

NAME OF LENDER:

☐  The above-referenced Revolving Credit Lender agrees to extend its existing Revolving Credit Commitment such that it shall be an Extended Revolving Credit Commitment as of the Fourth Amendment Effective Date

By:
Name:
Title:

☐ The above-referenced Revolving Credit Lender agrees to become an Increasing Lender as of the Fourth Amendment Effective Date with a Maximum Increasing Amount equal to $

By:
Name:
Title:

Acknowledged and Agreed:

CITIZENS BANK OF PENNSYLVANIA, as Administrative Agent, Issuing Bank, Swing Line Bank, and as a Lender

By:
Name:
Title: